Exhibit 10.3

SECOND AMENDMENT

TO THE RESEARCH AND LICENSE AGREEMENT

This Second Amendment to Research and License Agreement (the “Second Amendment”) is made by and between The Technion Research & Development Foundation Ltd (“TRDF”) and Eloxx Pharmaceuticals Ltd. (“Licensee” or “Eloxx”).

WHEREAS, TRDF and Eloxx are parties to Research and License Agreement with an effective date of August 29th 2013 (the “Agreement”), as amended by the First Amendment to Research and License Agreement, dated November 26, 2013; and

WHEREAS, the parties desire to continue the relationship contemplated by the Agreement and therefore to further amend the Agreement as set forth herein;

Now, THEREFORE, the parties hereby agree as follows;

1.	Unless otherwise defined herein, capitalized terms used in this Second Amendment shall have the meanings assigned thereto in the Agreement.

2.	Subject to the full execution of this Second Amendment, TRDF and Eloxx agree to further amend the Agreement as set forth herein.

3.	Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

4.	The Parties wish to amend section 2.2.1 (Funding) as follows:

4.1	Licensee shall fund the Research to be performed during the first year of the Research Period in the total amount of eighty thousand US dollars ($80,000) (“First Year Research Budget”). The Research shall commence on October 1st 2013 for 12 months until September 30th 2014.

4.2	Licensee shall pay the First Year Research Budget in the following schedule:

4.2.1	First installment of thirty thousand US dollars ($30,000) shall be paid upon signing this Second Amendment.

4.2.2	Second installment of thirty thousand US dollars ($30,000) shall be paid no later than March 30th, 2014,

4.2.3	Third installment of thirty thousand US dollars ($20,000) shall be paid no later than September 30th, 2014.

4.3	VAT as applicable on time of payment, shall be added to each installment. TRDF shall issue a proper invoice for each installment.

4.4	TRDF shall issue a proper invoice for each installment.

5.	Except as amended herein, all other terms and conditions of the Agreement shall remain in full force and effect, specifically to the Research as shall be conducted in the coming years.

Confidential

6.	This Second Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

IN WITNESS WHEREOF, the parties hereby accept and agree to the terms and conditions of this Second Amendment.

Eloxx Pharmaceuticals Ltd.	THE TECHNION RESEARCH & DEVELOPMENT FOUNDATION LTD.

By:	/s/ Silvia Noiman	By:	/s/ Rita Bruckstein
Name: Silvia Noiman		Name: Rita Bruckstein
Title: Chairman		Title: Research Authority Director
Date: 1/14/2013		Date: 12/30/2013